UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 8, 2012

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

During the Hospira, Inc. (the “Company”) third-quarter 2012 earnings call on November 7, 2012, the Company announced that it had placed a voluntary hold on all shipments of Symbiq™ infusion pumps to new U.S. customers.  All Symbiq™ infusion pumps are manufactured in our Costa Rica facility.  On November 8, the Company was notified by the U.S. Food and Drug Administration (“FDA”) that the FDA had issued an import alert that prohibits the importation of Symbiq™ infusion pumps into the U.S.  The FDA’s import alert does not restrict the importation of the Company’s other medication management products, including Symbiq™ consumables or the Company’s other infusion pumps and consumables.  The Company intends to support the repair and replacement of Symbiq™ pumps to existing customers.

The Company does not anticipate that these matters will have a material adverse impact on the Company’s ability to achieve the 2012 full-year financial projections communicated during the Company’s third-quarter 2012 earnings call.

The Company takes this matter seriously. There can be no assurance that the FDA will be satisfied with the Company’s responses or that the Company will not be subject to additional further regulatory action by the FDA. Any such further actions could significantly disrupt our ongoing business and operations and have a material adverse impact on our financial position and operating results.

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s 2012 financial projections. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional requests from the FDA, and unanticipated costs or delays associated with the resolution of these matters. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: November 13, 2012	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel